UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:	Commission file number
July 21, 2004	1-5805

J.P. MORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware	13-2624428
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

270 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
EX-3.1: CERTIFICATE OF OWNERSHIP AND MERGER
EX-12.1: J.P. MORGAN CHASE & CO. COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
EX-12.2: J.P. MORGAN CHASE & CO. COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES AND PREFERRED STOCK DIVIDEND REQUIREMENTS
EX-99.1: J.P. MORGAN CHASE & CO. EARNINGS RELEASE - 2004 SECOND QUARTER RESULTS
EX-99.2: J.P. MORGAN CHASE & CO. EARNINGS RELEASE FINANCIAL SUPPLEMENT - SECOND QUARTER 2004
EX-99.3: BANK ONE CORPORATION EARNINGS RELEASE FINANCIAL SUPPLEMENT - SECOND QUARTER 2004

Item 5. Other Events and Regulation FD Disclosure

On July 20, 2004, J.P. Morgan Chase & Co. (“JPMorgan Chase” or the “Firm”) changed its name to JPMorgan Chase & Co. The change eliminated the periods and space in JPMorgan so that the style of the formal name of the company is now consistent with the style used in referring to the JPMorgan Chase brand. Exhibit 3.1 is a certified copy of the Certificate of Ownership and Merger filed with the State of Delaware reflecting the above name change.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description of Exhibit

3.1	Certificate of Ownership and Merger
12.1	J.P. Morgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges
12.2	J.P. Morgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements
99.1	J.P. Morgan Chase & Co. Earnings Release — 2004 Second Quarter Results
99.2	J.P. Morgan Chase & Co. Earnings Release Financial Supplement — Second Quarter 2004
99.3	Bank One Corporation Earnings Release Financial Supplement — Second Quarter 2004

Item 12. Results of Operations and Financial Condition

On July 21, 2004, JPMorgan Chase reported a 2004 second quarter net loss of $548 million, or ($0.27) per share, compared to net income of $1.83 billion, or $0.89 per share, for the second quarter of 2003. A copy of the 2004 second quarter earnings release is attached hereto as Exhibit 99.1, and a copy of the earnings release financial supplement is attached hereto as Exhibit 99.2.

The earnings release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that, following the merger, the businesses will not be integrated successfully; the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; the risk that excess capital is not generated from the merger as anticipated or not utilized in an accretive manner; and the risk that disruption from the merger may make it more difficult to maintain relationships with clients, employees or suppliers.

Additional factors that could cause JPMorgan Chase’s results to differ materially from those described in the forward-looking statements can be found in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, and in the 2003 Annual Report on Form 10-K of JPMorgan Chase filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE & CO.
(Registrant)

	By:	/s/ Joseph L. Sclafani
Joseph L. Sclafani

Executive Vice President and Controller
[Principal Accounting Officer]

Dated: July 21, 2004

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Certificate of Ownership and Merger
12.1	J.P. Morgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges
12.2	J.P. Morgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements
99.1	J.P. Morgan Chase & Co. Earnings Release — 2004 Second Quarter Results
99.2	J.P. Morgan Chase & Co. Earnings Release Financial Supplement — Second Quarter 2004
99.3	Bank One Corporation Earnings Release Financial Supplement — Second Quarter 2004

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